Exhibit 99.2

    Golden West Financial Releases Thirteen Month Statistical Data

    OAKLAND, Calif.--(BUSINESS WIRE)--July 20, 2005--Golden West Financial Corporation (NYSE:GDW), parent of World Savings Bank, today released statistical data for the thirteen months ended June 30, 2005.
    Headquartered in Oakland, California, Golden West is one of the nation's largest financial institutions with assets over $115 billion as of June 30, 2005. The Company has one of the most extensive thrift branch systems in the country, with 281 savings branches in 10 states and lending operations in 38 states. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Golden West investor information is available at www.gdw.com.

    (Financial Information Attached)


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                        June 2004 - June 2005
                        (Dollars in millions)

                                                2005
                               ---------------------------------------
                                  JUN       MAY       APR       MAR
                               --------- --------- --------- ---------
Total Assets                   $117,486  $115,532  $114,202  $112,588

Cash and Investments           $  1,984  $  1,712  $  2,281  $  2,366

Loans and MBS                  $112,746  $111,089  $109,170  $107,494
Adjustable Rate Mortgages and
 MBS                           $109,542  $107,861  $106,076  $104,481

Loans Originated - Month       $  4,825  $  4,432  $  4,196  $  4,514
  Percentage ARMs - Month            99%       99%      100%       99%
  Percentage Refinances -
   Month                             74%       75%       76%       77%
Loans Originated - YTD         $ 24,628  $ 19,803  $ 15,371  $ 11,175
  Percentage ARMs - YTD              99%       99%       99%       99%
  Percentage Refinances - YTD        76%       77%       77%       78%

Total Deposits                 $ 59,226  $ 57,701  $ 56,682  $ 55,593

Total Deposit Net Activity -
 Month                         $  1,525  $  1,019  $  1,089  $  1,343

Total Deposit Net Activity -
 YTD                           $  6,261  $  4,736  $  3,717  $  2,628

Federal Home Loan Bank
 Borrowings                    $ 35,756  $ 35,759  $ 35,758  $ 35,512
Other Borrowings:
   Reverse Repurchases            4,450     4,450     4,350     4,050
   Federal Funds Purchased            0         0         0         0
   Bank Notes                     2,233     2,399     2,547     2,486
   Senior Debt                    6,737     5,987     5,974     5,956
                               --------- --------- --------- ---------
Total Borrowings               $ 49,176  $ 48,595  $ 48,629  $ 48,004
                               ========= ========= ========= =========

Yield on Loan Portfolio            5.40%     5.28%     5.16%     5.06%
Yield on Interest-Earning
 Investments                       3.41      3.10      2.99      2.90
                               --------- --------- --------- ---------
   Combined Yield on Interest-
    Earning Assets                 5.38%     5.26%     5.13%     5.02%

Cost of Deposits                   2.70%     2.61%     2.52%     2.39%
Cost of Federal Home Loan Bank
 Borrowings                        3.29      3.16      2.99      2.83
Cost of Other Borrowings           3.47      3.27      3.17      3.07
                               --------- --------- --------- ---------
   Combined Cost of Funds          2.99%     2.87%     2.76%     2.62%
                               --------- --------- --------- ---------

Net Interest Rate Spread
 (Primary Spread)                  2.39%     2.39%     2.37%     2.40%
                               ========= ========= ========= =========

Loans Sold                     $     38  $     29  $     32  $     32

Loan and MBS Repayments and
 Payoffs - Month               $  3,065  $  2,588  $  2,555  $  2,677
As a % of Prior Month Loan
 Balances (Annualized)            33.33%    28.63%    28.71%    30.55%

Nonperforming Assets and
 Troubled Debt Restructured as
 a % of Total Assets                .28%      .30%      .31%      .32%


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                        June 2004 - June 2005
                        (Dollars in millions)

                                                2005            2004
                                         ------------------- ---------
                                            FEB       JAN       DEC
                                         --------- --------- ---------
Total Assets                             $110,663  $109,091  $106,889

Cash and Investments                     $  2,170  $  2,097  $  1,667

Loans and MBS                            $105,811  $104,344  $102,669
Adjustable Rate Mortgages and MBS        $102,705  $101,381  $ 99,731

Loans Originated - Month                 $  3,262  $  3,399  $  4,727
  Percentage ARMs - Month                      99%       99%       99%
  Percentage Refinances - Month                79%       77%       76%
Loans Originated - YTD                   $  6,661  $  3,399  $ 48,989
  Percentage ARMs - YTD                        99%       99%       99%
  Percentage Refinances - YTD                  78%       77%       72%

Total Deposits                           $ 54,250  $ 53,657  $ 52,965

Total Deposit Net Activity - Month       $    593  $    692  $    541

Total Deposit Net Activity - YTD         $  1,285  $    692  $  6,238

Federal Home Loan Bank Borrowings        $ 35,624  $ 35,028  $ 33,782
Other Borrowings:
   Reverse Repurchases                      3,900     3,900     3,900
   Federal Funds Purchased                      0         0         0
   Bank Notes                               2,842     2,681     2,710
   Senior Debt                              5,273     5,289     5,292
                                         --------- --------- ---------
Total Borrowings                         $ 47,639  $ 46,898  $ 45,684
                                         ========= ========= =========

Yield on Loan Portfolio                      4.95%     4.84%     4.75%
Yield on Interest-Earning Investments        2.62      2.55      2.08
                                         --------- --------- ---------
   Combined Yield on Interest-Earning
    Assets                                   4.92%     4.81%     4.73%

Cost of Deposits                             2.28%     2.19%     2.08%
Cost of Federal Home Loan Bank
 Borrowings                                  2.65      2.46      2.30
Cost of Other Borrowings                     2.80      2.73      2.60
                                         --------- --------- ---------
   Combined Cost of Funds                    2.47%     2.35%     2.22%
                                         --------- --------- ---------

Net Interest Rate Spread (Primary
 Spread)                                     2.45%     2.46%     2.51%
                                         ========= ========= =========

Loans Sold                               $     30  $     29  $     33

Loan and MBS Repayments and Payoffs -
 Month                                   $  1,912  $  1,726  $  2,506
As a % of Prior Month Loan Balances
 (Annualized)                               22.12%    20.29%    29.99%

Nonperforming Assets and Troubled Debt
 Restructured as a % of Total Assets          .33%      .33%      .33%


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                        June 2004 - June 2005
                        (Dollars in millions)

                                                    2004
                                         -----------------------------
                                            NOV       OCT       SEP
                                         --------- --------- ---------
Total Assets                             $104,641  $102,759  $100,248

Cash and Investments                     $  1,284  $  1,614  $  1,203

Loans and MBS                            $100,846  $ 98,664  $ 96,616
Adjustable Rate Mortgages and MBS        $ 97,572  $ 95,580  $ 93,427

Loans Originated - Month                 $  4,135  $  4,222   $  4,343
  Percentage ARMs - Month                      99%       99%       99%
  Percentage Refinances - Month                75%       73%       71%
Loans Originated - YTD                   $ 44,262  $ 40,127   $35,905
  Percentage ARMs - YTD                        99%       99%       99%
  Percentage Refinances - YTD                  71%       71%       71%

Total Deposits                           $ 52,424  $ 52,215  $ 51,667

Total Deposit Net Activity - Month       $    209  $    548  $    800

Total Deposit Net Activity - YTD         $  5,697  $  5,488  $  4,940

Federal Home Loan Bank Borrowings        $ 32,957  $ 32,263  $ 32,017
Other Borrowings:
   Reverse Repurchases                      4,150     3,900     3,650
   Federal Funds Purchased                     20         0         0
   Bank Notes                               2,544     2,069       869
   Senior Debt                              3,993     4,000     3,998
                                         --------- --------- ---------
Total Borrowings                         $ 43,664  $ 42,232  $ 40,534
                                         ========= ========= =========

Yield on Loan Portfolio                      4.71%     4.64%     4.59%
Yield on Interest-Earning Investments        2.08      1.83      1.90
                                         --------- --------- ---------
   Combined Yield on Interest-Earning
    Assets                                   4.69%     4.62%     4.57%

Cost of Deposits                             2.02%     2.00%     1.97%
Cost of Federal Home Loan Bank
 Borrowings                                  2.10      1.91      1.78
Cost of Other Borrowings                     2.27      2.22      2.21
                                         --------- --------- ---------
   Combined Cost of Funds                    2.07%     1.99%     1.93%
                                         --------- --------- ---------

Net Interest Rate Spread (Primary
 Spread)                                     2.62%     2.63%     2.64%
                                         ========= ========= =========

Loans Sold                               $     27  $     37  $     30

Loan and MBS Repayments and Payoffs -
 Month                                   $  2,114  $  2,045  $  2,113
As a % of Prior Month Loan Balances
 (Annualized)                               25.86%    25.54%    26.96%

Nonperforming Assets and Troubled Debt
 Restructured as a % of Total Assets          .35%      .35%      .36%


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                        June 2004 - June 2005
                        (Dollars in millions)

                                                      2004
                                         -----------------------------
                                           AUG        JUL       JUN
                                         --------- --------- ---------
Total Assets                             $ 98,553  $ 96,033  $ 93,158

Cash and Investments                     $  1,655  $  2,026  $  1,836

Loans and MBS                            $ 94,521  $ 91,677  $ 89,094
Adjustable Rate Mortgages and MBS        $ 91,201  $ 88,452  $ 85,732

Loans Originated - Month                 $  4,873  $  4,856  $  4,791
  Percentage ARMs - Month                      99%       99%       99%
  Percentage Refinances - Month                68%       68%       69%
Loans Originated - YTD                   $ 31,562  $ 26,689  $ 21,833
  Percentage ARMs - YTD                        99%       98%       98%
  Percentage Refinances - YTD                  71%       71%       72%

Total Deposits                           $ 50,867  $ 49,775  $ 48,611

Total Deposit Net Activity - Month       $  1,092  $  1,164  $    767

Total Deposit Net Activity - YTD         $  4,140  $  3,048  $  1,884

Federal Home Loan Bank Borrowings        $ 31,775  $ 30,232  $ 28,712
Other Borrowings:
   Reverse Repurchases                      3,669     3,571     3,471
   Federal Funds Purchased                      0         0         0
   Bank Notes                               1,148     1,631     1,787
   Senior Debt                              3,001     2,993     2,990
                                         --------  --------  --------
Total Borrowings                         $ 39,593  $ 38,427  $ 36,960
                                         ========  ========  ========

Yield on Loan Portfolio                      4.54%     4.50%     4.50%
Yield on Interest-Earning Investments        1.56      1.32      1.35
                                         --------  --------  --------
   Combined Yield on Interest-Earning
    Assets                                   4.51%     4.46%     4.46%

Cost of Deposits                             1.94%     1.91%     1.88%
Cost of Federal Home Loan Bank Borrowings    1.65      1.48      1.35
Cost of Other Borrowings                     1.95      1.84      1.73
                                         --------  --------  --------
   Combined Cost of Funds                    1.84%     1.75%     1.69%
                                         --------  --------  --------

Net Interest Rate Spread (Primary Spread)    2.67%     2.71%     2.77%
                                         ========  ========  ========

Loans Sold                               $     35  $     35  $     79

Loan and MBS Repayments and Payoffs -
 Month                                   $  2,103  $  2,104  $  2,308
As a % of Prior Month Loan Balances
 (Annualized)                               27.66%    28.47%    32.18%

Nonperforming Assets and Troubled Debt
 Restructured as a % of Total Assets          .37%      .40%      .41%


    CONTACT: Golden West Financial Corporation
             William C. Nunan, 510-446-3614